UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2006

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in the Current Report on Form 8-K filed by New Century Financial Corporation (the "Company") on February 2, 2006, Brad A. Morrice, Vice Chairman, President and Chief Operating Officer of the Company, will become the Chief Executive Officer of the Company effective July 1, 2006. Robert K. Cole, the Company’s current Chairman of the Board of Directors (the "Board") and Chief Executive Officer, will no longer serve as the Company’s Chief Executive Officer effective July 1, 2006, but will continue to serve thereafter in an executive position with the Company. In addition, the Company announced that Edward F. Gotschall will transition to part-time employment and will retain the title of Vice Chairman. On March 29, 2006, the Company entered into amended and restated employment agreements with each of Mr. Morrice, Mr. Cole and Mr. Gotschall, which are summarized below, reflecting their respective changes in employment status.

Brad Morrice Employment Agreement

Pursuant to the amended and restated employment agreement with Mr. Morrice (the "Morrice Employment Agreement"), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, Mr. Morrice will be employed as the Company’s Vice Chairman, President and, commencing on July 1, 2006, Chief Executive Officer. Prior to July 1, 2006, Mr. Morrice will continue to be employed as the Company’s Vice Chairman, President and Chief Operating Officer. Subject to certain termination provisions, the Morrice Employment Agreement provides for an initial 3-year term of employment, provided that on each anniversary date of the Morrice Employment Agreement the term will automatically be extended for an additional 1-year period unless either party gives written notice of its intent not to extend the term. In all events, the Morrice Employment Agreement will automatically terminate on the date Mr. Morrice attains age 65.

The Morrice Employment Agreement provides for Mr. Morrice to receive (i) base salary at the annual rate of $750,000, (ii) an annual incentive bonus opportunity of 300% of base salary based on the achievement of performance criteria to be established by the Compensation Committee (for 2006, the incentive bonus will be determined under Mr. Morrice’s prior employment agreement), and (iii) long-term incentive awards with an approximate aggregate value at the time of grant equal to 300% of base salary. Mr. Morrice will be entitled to participate in the Company’s other benefit plans on terms consistent with those generally applicable to the Company’s other senior executives.

If Mr. Morrice’s employment with the Company is terminated by the Company without "cause" or by Mr. Morrice for "good reason" (as such terms are defined in the Morrice Employment Agreement), subject to Mr. Morrice’s delivering a valid release of claims in favor of the Company, Mr. Morrice will be entitled to the following separation benefits:

· a severance benefit equal to three times base salary at the highest annualized rate in effect during the 1-year period preceding termination of employment, plus (i) if the termination occurs in 2006, the severance bonus determined under Mr. Morrice’s prior employment agreement, or (ii) if the termination occurs after 2006, the amount of the highest annual incentive bonus paid to Mr. Morrice for any one of the three calendar years preceding the year in which the termination occurs, such severance benefit to be payable in substantially equal installments over a 3-year period following termination of employment;

· a supplemental retirement benefit under the Company’s 2006 Supplemental Executive Retirement Plan (the "2006 SERP") equal to $447,750 per year for 10 years, commencing with the year following attainment of age 65, less the value of Mr. Morrice’s accrued benefit under the Company’s Deferred Compensation Plan to the extent such benefit is attributable to mandatory contributions to the plan of Mr. Morrice’s short-term incentive payments (and any Company matching contributions and investment earnings with respect thereto), subject to compliance with the confidentiality, non-solicitation and non-competition provisions of the Morrice Employment Agreement and the 2006 SERP until the benefits are paid; and

· continued medical insurance coverage for Mr. Morrice and his spouse and dependent children, such coverage generally to continue until the date Mr. Morrice becomes eligible for coverage under the health plan of a future employer, or with respect to Mr. Morrice’s spouse and dependent children, the date that Mr. Morrice’s spouse or dependent children do not meet the eligibility requirements for coverage.

A copy of the 2006 SERP is attached hereto as Exhibit 10.4 and incorporated herein by reference.

If Mr. Morrice’s employment is terminated by the Company without cause or by Mr. Morrice for good reason within six months before or 36 months after a "change in control event" (as defined in the Morrice Employment Agreement), then Mr. Morrice will be entitled to the severance benefits described in the first bullet point above, except that the bonus component of the severance benefit determined under either (i) or (ii) above, as applicable, will be multiplied by three and the entire amount of the severance benefit will generally be payable in a single lump sum within 30 days after the change in control event.

If Mr. Morrice’s employment terminates due to his "retirement" (as described below) or is terminated by the Company without cause or by Mr. Morrice for good reason within six months before or 36 months after a change in control event, Mr. Morrice’s equity-based awards will become fully vested immediately prior to the termination of employment and, in the case of stock options granted prior to the date of the Morrice Employment Agreement, will be immediately exercisable. Stock options granted on or after the date of the Morrice Employment Agreement (including any stock option grants approved prior to the date of the Morrice Employment Agreement but subject to the execution of the Morrice Employment Agreement) will be exercisable following the termination of Mr. Morrice’s employment only at such times as the stock options otherwise would have vested pursuant to the original vesting schedule applicable to the options and, subject to earlier termination under certain circumstances, will generally remain exercisable until the date that is five years following Mr. Morrice’s termination of employment (or, if the stock options were originally scheduled to vest after that date, for the 30-day period preceding the fifth anniversary of Mr. Morrice’s termination of employment). For this purpose, "retirement" generally means (i) a termination of Mr. Morrice’s employment by the Company without cause or by Mr. Morrice for good reason on or after Mr. Morrice’s attains age 50 or (ii) a termination of Mr. Morrice’s employment for any reason other than by the Company for cause on or after Mr. Morrice attains age 55.

If Mr. Morrice’s employment with the Company terminates for any reason other than by the Company for cause, Mr. Morrice will be entitled to a pro-rata share of any bonus otherwise payable to Mr. Morrice for the fiscal year in which the termination of employment occurs, based on the actual performance for such year.

The Morrice Employment Agreement includes certain protective covenants, including confidentiality provisions and, with respect to the period Mr. Morrice is employed by the Company and a one year period thereafter, non-competition and non-solicitation covenants. In the event of a breach by Mr. Morrice of any of these covenants, the Company has the right to stop paying or providing the severance benefits to Mr. Morrice described above and, in the case of a breach of the non-compete covenant, to terminate Mr. Morrice’s outstanding stock options.

The Morrice Employment Agreement also provides that should any benefits in connection with a change in control be subject to the excise tax imposed under Section 280G of the U.S. Internal Revenue Code of 1986, the Company will make an additional payment to Mr. Morrice so that the net amount of such payment (after taxes) received by Mr. Morrice is sufficient to pay the excise tax due.

Robert Cole Employment Agreement

Pursuant to the amended and restated employment agreement with Mr. Cole (the "Cole Employment Agreement"), a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference, Mr. Cole will continue to serve as Chief Executive Officer of the Company until June 30, 2006. Effective July 1, 2006, Mr. Cole will resign as Chief Executive Officer of the Company, but will continue thereafter on a full-time basis as an executive of the Company (but not the Chief Executive Officer) until December 31, 2006 (or a later date determined by the Board with Mr. Cole’s consent), subject to certain termination provisions.

The Cole Employment Agreement provides for Mr. Cole to receive base salary at his current annual rate of $597,000 and an incentive bonus for 2006 in an amount to be determined under Mr. Cole’s prior employment agreement. Mr. Cole will be entitled to participate in the Company’s other benefit plans on terms consistent with those generally applicable to the Company’s other senior executives.

If Mr. Cole’s employment with the Company terminates for any reason other than a termination by the Company for "cause" (as such term is defined in the Cole Employment Agreement), including upon the expiration of the employment term, subject to Mr. Cole’s delivering a valid release of claims in favor of the Company, Mr. Cole will be entitled to the following separation benefits:

· a severance benefit equal to $2,636,539 (which represents the sum of three times Mr. Cole’s base salary plus one times the average of Mr. Cole’s annual bonuses for the last three years), payable in substantially equal installments over a 3-year period following termination of employment;

· continued medical insurance coverage for Mr. Cole and his spouse and dependent children, such coverage generally to continue until the date Mr. Cole becomes eligible for coverage under the health plan of a future employer, or with respect to Mr. Cole’s spouse and dependent children, the date that Mr. Cole’s spouse or dependent children do not meet the eligibility requirements for coverage;

· financial planning assistance for 24 months after termination of employment at an aggregate expense to the Company not to exceed $30,000;

· any equity-based awards that are outstanding upon Mr. Cole’s termination of employment (i) will continue to vest while Mr. Cole serves on the Board, (ii) will become fully vested upon the termination of Mr. Cole’s services on the Board and (iii) with respect to stock options, will remain exercisable thereafter in accordance with the termination of services provisions applicable to such awards;

· a pro-rata share of any incentive bonus otherwise payable to Mr. Cole for the fiscal year in which Mr. Cole’s termination of employment occurs; and

· a supplemental retirement benefit under the 2006 SERP of $447,750 per year for 10 years, commencing with the year following the year Mr. Cole attains age 65, subject to compliance with the confidentiality, non-solicitation and non-competition provisions of the Cole Employment Agreement and the 2006 SERP until the benefits are paid.

The Cole Employment Agreement includes certain protective covenants, including confidentiality provisions and, with respect to the period Mr. Cole is employed by the Company and a one year period thereafter, non-competition and non-solicitation covenants. In the event of a breach by Mr. Cole of any of these covenants, the Company has the right to stop paying or providing the severance benefits to Mr. Cole described above and to terminate Mr. Cole’s outstanding stock options and other equity-based awards.

The Cole Employment Agreement also provides that should any benefits in connection with a change in control be subject to the excise tax imposed under Section 280G of the U.S. Internal Revenue Code of 1986, the Company will make an additional payment to Mr. Cole so that the net amount of such payment (after taxes) received by Mr. Cole is sufficient to pay the excise tax due.

Edward Gotschall Employment Agreement

Pursuant to the amended and restated employment agreement with Mr. Gotschall (the "Gotschall Employment Agreement"), a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference, Mr. Gotschall will retain his title of Vice Chairman and continue employment on a part-time basis until December 31, 2006 (or a later date determined by the Board with Mr. Gotschall’s consent), subject to certain termination provisions.

The Gotschall Employment Agreement provides for Mr. Gotschall to receive base salary at his current annual rate of $597,000 until March 31, 2006 and at an annual rate of $298,500 thereafter. The Gotschall Employment Agreement also provides for Mr. Gotschall to receive an incentive bonus for 2006 equal to 50% of the amount of the bonus otherwise payable for 2006 under Mr. Gotschall’s prior employment agreement. Mr. Gotschall will be entitled to participate in the Company’s other benefit plans on terms consistent with those generally applicable to the Company’s other senior executives.

If Mr. Gotschall’s employment with the Company terminates for any reason other than a termination by the Company for "cause" (as such term is defined in the Gotschall Employment Agreement), including upon the expiration of the employment term, subject to Mr. Gotschall’s delivering a valid release of claims in favor of the Company, Mr. Gotschall will be entitled to the following separation benefits:

· a severance benefit equal to $2,719,880 (which represents the sum of three times Mr. Gotschall’s base salary plus one times the average of Mr. Gotschall’s annual bonuses for the last three years), payable in substantially equal installments over a 3-year period following termination of employment;

· continued medical insurance coverage for Mr. Gotschall and his spouse and dependent children, such coverage generally to continue until the date Mr. Gotschall becomes eligible for coverage under the health plan of a future employer, or with respect to Mr. Gotschall’s spouse and dependent children, the date that Mr. Gotschall’s spouse or dependent children do not meet the eligibility requirements for coverage;

· financial planning assistance for 24 months after termination of employment at an aggregate expense to the Company not to exceed $30,000;

· any equity-based awards that are outstanding upon Mr. Gotschall’s termination of employment (i) will continue to vest while Mr. Gotschall serves on the Board, (ii) will become fully vested upon the termination of Mr. Gotschall’s services on the Board and (iii) with respect to stock options, will remain exercisable thereafter in accordance with the termination of services provisions applicable to such awards;

· a pro-rata share of any incentive bonus otherwise payable to Mr. Gotschall for the fiscal year in which Mr. Gotschall’s termination of employment occurs; and

· a supplemental retirement benefit under the 2006 SERP of $447,750 per year for 10 years, commencing with the year following the year Mr. Gotschall attains age 65, subject to compliance with the confidentiality, non-solicitation and non-competition provisions of the Gotschall Employment Agreement and the 2006 SERP until the benefits are paid.

The Gotschall Employment Agreement includes certain protective covenants, including confidentiality provisions and, with respect to the period Mr. Gotschall is employed by the Company and a one year period thereafter, non-competition and non-solicitation covenants. In the event of a breach by Mr. Gotschall of any of these covenants, the Company has the right to stop paying or providing the severance benefits to Mr. Gotschall described above and to terminate Mr. Gotschall’s outstanding stock options and other equity-based awards.

The Gotschall Employment Agreement also provides that should any benefits in connection with a change in control be subject to the excise tax imposed under Section 280G of the U.S. Internal Revenue Code of 1986, the Company will make an additional payment to Mr. Gotschall so that the net amount of such payment (after taxes) received by Mr. Gotschall is sufficient to pay the excise tax due.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amended and Restated Employment Agreement, dated as of March 29, 2006, between New Century Financial Corporation and Brad A. Morrice.

10.2 Amended and Restated Employment Agreement, dated as of March 29, 2006, between New Century Financial Corporation and Robert K. Cole.

10.3 Amended and Restated Employment Agreement, dated as of March 29, 2006, between New Century Financial Corporation and Edward F. Gotschall.

10.4 New Century Financial Corporation 2006 Supplemental Executive Retirement Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

April 4, 2006	By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: Vice Chairman, President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated as of March 29, 2006, between New Century Financial Corporation and Brad A. Morrice.
10.2	Amended and Restated Employment Agreement, dated as of March 29, 2006, between New Century Financial Corporation and Robert K. Cole.
10.3	Amended and Restated Employment Agreement, dated as of March 29, 2006, between New Century Financial Corporation and Edward F. Gotschall.
10.4	New Century Financial Corporation 2006 Supplemental Executive Retirement Plan.